FAIR VALUE MEASUREMENT (Details 2) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Carrying value as of January 1	$ 34,139	$ 15,059
Acquisition of new subsidiary	0	28,209
Increase of contingent consideration	2,459	0
Repayment of contingent consideration	(1,313)	(8,907)
Exchange differences	2,474	177
Net income attributable to redeemable non-controlling interests	546	0
Net changes in fair value	(1,036)	(399)
Carrying value as of December 31	$ 37,269	$ 34,139